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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934

                             _____________________


        Date of Report (Date of earliest event reported): March 15, 2001

                           STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           Texas                       0-20750                  74-2175590
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                     identification no.)


                            15000 Northwest Freeway
                              Houston, Texas 77040
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS.

   On March 15, 2001, Sterling Bancshares, Inc. (the "Company") and Sterling Bancshares Capital Trust II (the "Trust") entered into an Underwriting Agreement with Legg Mason Wood Walker, Incorporated and Stifel, Nicolaus & Company, Incorporated, pursuant to which the Trust issued 1,150,000 9.20% Trust Preferred Securities (the "Trust Preferred Securities") with an aggregate liquidation value of $28,750,000. The proceeds of the issuance of the Trust Preferred Securities were invested in the Company's 9.20% Subordinated Deferrable Interest Debentures due March 21, 2031 (the "Debentures"). The proceeds of the issuance of the Debentures will be used by the Company to fund a portion of the $51.8 million cash purchase price of its acquisition of CaminoReal Bancshares of Texas, Inc. which is expected to close on March 22, 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  EXHIBITS.

       1.1  Underwriting Agreement dated March 15, 2001.

       4.1 Certificate of Trust of Sterling Bancshares Capital Trust II (filed as Exhibit 4.1 to Registration Statement on Form S-3 (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and incorporated herein by reference).

       4.2  Preferred Securities Guarantee Agreement dated March 21, 2001.

       4.3 Amended and Restated Declaration of Trust of Sterling Bancshares Capital Trust II dated March 21, 2001.

       4.4  Indenture dated March 21, 2001.

       4.5  First Supplemental Indenture dated March 21, 2001.

       4.6  Certificate of Trust Preferred Security.

       4.7  9.20% Subordinated Deferrable Interest Debenture due March 21, 2031.

       5.1 Opinion of Andrews & Kurth L.L.P. with respect to legality of the Trust Preferred Securities, the 9.20% Subordinated Deferrable Interest Debenture and the Trust Preferred Securities Guarantee.

       8.1  Opinion of Andrews & Kurth L.L.P. as to federal income tax matters.

      23.1 Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1 and 8.1)

      25.1 Form T-1 Statement of Eligibility of Bankers Trust Company relating to the Declarations of Trust, Amended and Restated Declarations of Trust, Indenture, Supplemental Indentures and Trust Preferred Securities Guarantees relating to Sterling Bancshares Capital Trust II and Sterling Bancshares Capital Trust III (filed as Exhibit 25.1 to Registration Statement on Form S-3/A (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and incorporated herein by reference).
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 21, 2001.        STERLING BANCSHARES, INC.


                                                    /s/  EUGENE S. PUTNAM, JR.
                                                By: __________________________
                                                       Eugene S. Putnam, Jr.
                                                       Chief Financial Officer
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                               INDEX TO EXHIBITS


 Exhibit
 Number    Description
 ------    -----------

  1.1  Underwriting Agreement dated March 15, 2001.

  4.1  Certificate of Trust of Sterling Bancshares Capital Trust II (filed as
       Exhibit 4.1 to Registration Statement on Form S-3 (File Nos. 333-55724, 333-55724-01 and 333-55724-02) and incorporated herein by reference).

  4.2  Preferred Securities Guarantee Agreement dated March 21, 2001.

  4.3 Amended and Restated Declaration of Trust of Sterling Bancshares Capital Trust II dated March 21, 2001.

  4.4  Indenture dated March 21, 2001.

  4.5  First Supplemental Indenture dated March 21, 2001.

  4.6  Certificate of Trust Preferred Security.

  4.7  9.20% Subordinated Deferrable Interest Debenture due March 21, 2031.

  5.1 Opinion of Andrews & Kurth L.L.P. with respect to legality of the Trust Preferred Securities, the 9.20% Subordinated Deferrable Interest Debenture and the Trust Preferred Securities Guarantee.

  8.1  Opinion of Andrews & Kurth L.L.P. as to federal income tax matters.

 23.1  Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1 and
       8.1)

 25.1 Form T-1 Statement of Eligibility of Bankers Trust Company relating to the Declarations of Trust, Amended and Restated Declarations of Trust, Indenture, Supplemental Indentures and Trust Preferred Securities Guarantees relating to Sterling Bancshares Capital Trust II and Sterling Bancshares Capital Trust III (filed as Exhibit 25.1 to Registration Statement on Form S-3/A (File Nos. 333-55724, 333-55724-01 and 333-55724-
       02) and incorporated herein by reference).